UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 1, 2019
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
First Citizens BancShares, Inc.'s subsidiary, First-Citizens Bank & Trust Company ("FCB"), consummated its acquisition of Spartanburg, S.C.-based First South Bancorp, Inc. (First South Bancorp) and its bank subsidiary, First South Bank on May 1, 2019. Following the closing, First South Bancorp and First South Bank each were merged into FCB effective May 1, 2019. Pursuant to the terms of the merger agreement, cash consideration of $1.15 was paid by FCB to First South Bancorp's shareholders for each of their shares of First South Bancorp's common stock.

A copy of the joint press release issued by FCB and First South Bancorp is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Copy of joint press release dated May 1, 2019

Disclosures About Forward Looking Statements
The discussions included in this Press Release may contain forward-looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward-looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those described in the statements. The accuracy of such forward-looking statements could be affected by factors beyond the Registrant's control, including, but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of our previously announced acquisitions, the failure to successfully convert and integrate one or more of our previously announced acquisitions, the failure to realize the anticipated benefits of one or more of our previously announced acquisitions, or general competitive, economic, political, and market conditions. These forward-looking statements are made only as of the date of this Press Release, and the Registrant undertakes no obligation to revise or update these statements following the date of this Press Release, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	May 1, 2019	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer